UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 18, 2011
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 18, 2011, PAR Technology Corporation (the “Company”) issued a press release announcing that A. Edwin Soladay, the President of the Company’s subsidiary ParTech, Inc. passed away unexpectedly at his home on Friday evening, January 14.  The Company’s CEO, President and Chairman, Dr. John W. Sammon, has assumed Mr. Soladay’s duties and will closely work with the Company’s Board to install a permanent President for the subsidiary.

The Company hereby incorporates by reference the press release dated January 18, 2011, attached hereto as Exhibit 99.1

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit 99.1   Press Release dated January 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR Technology Corporation
(Registrant)
Date: January 18, 2011	By:	/s/ RONALD J. CASCIANO
Ronald J. Casciano
Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

Exhibit 99.1    Press Release dated January 18 2011.

FOR RELEASE:	NEW HARTFORD, NY, January 18, 2011
CONTACT:	Christopher R. Byrnes (315) 738-0600 ext. 226
cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES

DEATH OF EXECUTIVE OFFICER – ED SOLADAY

NEW HARTFORD, NY   PAR TECHNOLOGY CORPORATION (NYSE:PAR)

New Hartford, NY—January 18, 2011--PAR Technology Corporation announced today the unexpected death of Ed Soladay, President of ParTech, Inc., PAR’s largest wholly owned subsidiary.

The following statement was issued today by Dr. John W. Sammon, Chairman of the Board and CEO of PAR Technology Corporation.

“We are deeply saddened to report the death of Ed Soladay at his home in New Hartford, NY on January 14, 2011.  Ed has been a valued member of our Company since 2009.  Ed was a warm and cherished friend to all of us at PAR and he will be greatly missed.  Our Board of Directors and employees join Ed’s many friends in celebrating his lifetime accomplishments and offering our sincere condolences to his family.”

Dr. Sammon has assumed Mr. Soladay’s duties and will closely work with the Company’s Board to install a permanent President for the subsidiary.

Mr. Soladay joined ParTech, Inc. in January, 2009, bringing to PAR extensive experience in the operation of technology companies engaged in the creation, deployment and support of complex solutions comprised of enterprise software, hardware and services.  In this role, he was responsible for expanding the Company’s restaurant technology business by growing capability in the U.S. and international markets.

About PAR Technology Corporation
PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 50,000 installations in more than 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and various Federal Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR. For more information visit the Company's website at www.partech.com.

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